UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Quantitative Management Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

QM Global Equity Fund	June 30, 2021
TQGEX	Investor Class
TQGAX	Advisor Class
TQGIX	I Class

T. ROWE PRICE QM GLOBAL EQUITY FUND

HIGHLIGHTS

■	Global equity markets rose in the first half of 2021, but your fund trailed its benchmark, the MSCI All Country World Index Net, and the Lipper Global Multi-Cap Core Funds Index.

■

The fund lagged its benchmark partially because of stock selection in various sectors. Sector weightings, such as underweighting energy and communication services, had a more significant impact on relative results.

■

The portfolio’s June 30 sector allocations were very similar to those of the MSCI index. To help us control risk, we limit the size of any sector or regional bets, maintain broad diversification, and manage our position sizes.

■

As U.S. stock valuations are relatively full, future stock price appreciation could depend greatly on continued earnings growth. In overseas markets, we believe stock performance is likely to moderate as supportive trends that have fueled the global economic growth rebound start to fade.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.

The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.

However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.

Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

FUND COMMENTARY

How did the fund perform in the past six months?

Global equity markets rose in the first half of 2021, as continued fiscal and monetary stimulus efforts helped many countries rebound from last year’s deep economic downturn. However, the pandemic continued to affect parts of the world, and the uneven distribution of coronavirus vaccines enabled some countries to take more reopening steps than others. Your fund returned 10.63% in the first half of our fiscal year but trailed its benchmark, the MSCI All Country World Index Net, and the Lipper Global Multi-Cap Core Funds Index. (Performance for the fund’s Advisor and I Class shares will vary due to their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund lagged its benchmark because of stock selection in various sectors. Sector weightings also had a negative impact on the fund’s relative results.

In absolute terms, information technology (IT) shares contributed the most to the fund’s performance. Amid a worldwide shortage of semiconductor chips, NVIDIA, Taiwan Semiconductor Manufacturing, Netherlands-based ASML Holding, and Lam Research were some top contributors. IT services companies PayPal Holdings and Fujitsu were also strong performers. U.S. technology bellwethers Microsoft and Apple performed well, but South Korea’s Samsung Electronics—a maker of dynamic random access memory (DRAM) chips and various consumer electronics products—underperformed. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the financials sector, JPMorgan Chase and Bank of America were two of the largest performance contributors in the fund. Non-U.S. entities China Merchants Bank and National Bank of Canada also fared well. However, MarketAxess, which operates an electronic bond trading platform, performed poorly amid a drop in credit market volatility. Chinese company Ping An Insurance also underperformed, as the company is taking a significant stake in a new company set up to facilitate the bankruptcy-related restructuring of a state-owned entity.

Stocks in the industrials and business services sector were broadly positive amid expectations for a strengthening global economic recovery. One of our better contributors in the sector was United Rentals, which owns and maintains a fleet of equipment that it rents out to the construction and industrial maintenance industries. One of our worst performers was Daikin Industries, a Japanese maker of air conditioners for residential and commercial use. Despite good sales growth, shares weakened as cost inflation is hurting its profits.

In the consumer discretionary sector, Chinese sportswear maker Li Ning and European luxury goods maker LVMH were two top contributors. Amazon.com and retailers Home Depot and Target also did well, but shares of Japanese video game maker Bandai Namco Holdings depreciated due to expectations for weaker earnings and revenues over the next year.

In health care, pharmaceutical company Eli Lilly and equipment and supplies company Danaher were significant contributors. ResMed, which makes devices used to manage sleep apnea, also performed well, as the pandemic has underscored the need to treat respiratory issues. Biotechnology stocks trailed amid weakness in Vertex Pharmaceuticals. Not owning coronavirus vaccine maker Moderna, which our analysis says is overvalued but which soared in price, also hurt our performance.

In communication services, most of our gains in absolute terms were due to strong performance from Facebook and Google’s parent company Alphabet. Two major disappointments that hurt relative performance were Cable One and Nexon. Cable One, which provides high-speed internet, cable television, and phone services, struggled amid concerns about tighter government regulation of the broadband market. We eliminated our stake. Nexon is a maker of mobile games that is headquartered in Japan but derives most of its revenues from South Korea and China. Shares declined as the company cautioned that year-over-year financial results in the next few quarters could be soft.

How is the fund positioned?

As shown in the Sector Diversification table, the portfolio’s June 30 sector allocations were very similar to those of the MSCI index. We expect most of the fund’s performance will be driven by stock selection decisions stemming from our multifactor ranking process, but we may make sector or country bets when we perceive opportunities to add value. To help us control risk, we limit the size of any sector or regional bets.

Another means of controlling risk is broad diversification. We had almost 350 holdings at the end of June, and only a small number of them, as shown in the Twenty-Five Largest Holdings table on page 10, represented more than 1.0% of the fund’s assets.

A third means of controlling risk is managing position sizes. We tend to have larger positions in established industry leaders with strong cash flows that can be used to grow their businesses or returned to shareholders via dividends and stock buybacks. In contrast, we tend to have smaller positions in higher-risk companies.

We made a number of portfolio changes in response to changing rankings in our opportunity set. Since the end of 2020, we initiated positions in several companies, including oil and gas exploration and production company Devon Energy; metals and mining company BHP Group; Fortinet, a major global network security provider to small and medium-sized businesses; and Darling Ingredients, a rendering company with an attractive positioning in the market for renewable diesel. We also added to existing stakes in Facebook, cable provider Comcast, and Alphabet.

On the other hand, we trimmed our positions in mining giant Rio Tinto, PNC Financial Services Group, and discount retailer Dollar General. We also eliminated a number of holdings, including aircraft component maker TransDigm Group; Shriram Transport Finance, an Indian provider of pre-owned commercial vehicle financing; and Relx, a global publishing, information and analytics company.

At midyear 2021, 63% of the fund’s assets were in North America, with most of that in the U.S. Europe accounted for 18%, while Japan and other Asian markets represented almost all of the remainder. After the U.S. (59%), our largest country allocations were Japan (6%), China (5%), Canada (3%), France (3%), and the UK (3%). We had investments in about 30 countries, and our country allocations in many cases were close to those of the benchmark.

What is portfolio management’s outlook?

An acceleration in the pace of coronavirus vaccinations has led to almost a full U.S. economic reopening. The economy has benefited over the last few quarters from stimulus provided by the federal government and the Federal Reserve, particularly measures that were directed toward individuals. Many sectors that were beneficiaries of the stimulus have rallied in anticipation of stronger growth. We do not expect any more stimulus, and the enhanced unemployment benefits are likely to end during the third quarter. As valuations are relatively full, future stock price appreciation could depend greatly on continued earnings growth. Also, a large infrastructure spending proposal is being negotiated in Washington, D.C. Its impact, if passed into law, may be felt over a decade.

In light of robust payroll growth and a pickup in inflation, the Fed has signaled that short-term interest rates could increase sooner than the previous target of 2024. However, policymakers probably want to see more economic improvement before reducing their stimulus efforts. We should get better signals about the Fed’s intentions by the end of the summer. While inflation is currently above the Fed’s long-term target of 2%, we have seen a significant and unexpected decline in intermediate- and long-term interest rates. This flattening of the Treasury yield curve might result in a shift away from value stocks and from those companies that could benefit from interest rate increases.

In overseas markets, we believe equity market performance is likely to moderate, as supportive trends that have fueled the global economic growth rebound start to fade. Nevertheless, non-U.S. equities should benefit as pent-up demand continues to be unleashed and growth, while moderating, continues.

In Europe, growth should be supported by an improved pace of vaccinations and the continuation of accommodative monetary and fiscal policies. However, there is limited scope for the European Central Bank to stimulate further and the potential for new coronavirus variants to cause continued outbreaks, which could hinder the reopening of economies. In Asia, where outbreaks have been strong in some countries—such as India and Indonesia—but milder in others, the markets’ cyclical orientation should benefit from an economic rebound and from continued strong fiscal and monetary support. However, efforts to vaccinate the broad population have been slower than in other developed markets.

In the emerging markets universe, countries with a cyclical orientation should benefit from a broad global recovery. The Chinese economy remains strong, and elevated commodity prices should benefit exporters of natural resources. Of course, coronavirus risks remain high in some regions where individual countries are struggling with significant outbreaks. Except for China, vaccine supply and distribution infrastructure in the emerging universe are well behind that of developed markets.

The investment landscape has changed dramatically due to the pandemic, and volatility in the past 18 months has been extraordinary at times, but we can assure you that our investment strategy and disciplined stock selection process remain the same. We continue to look for high-quality stocks of companies of all sizes—in both developed and emerging markets—with favorable attributes. We believe that such companies will persevere through challenging economic and financial conditions and distinguish themselves over time with strong operating and share price performance relative to lower-quality businesses. We are grateful for your continued confidence in our investment management abilities.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

The fund’s focus on large and medium-sized companies subjects the fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/21
Microsoft	3.4%
Apple	3.4
Amazon.com	2.4
Alphabet	2.4
Facebook	1.4
Taiwan Semiconductor Manufacturing	1.4
Tencent Holdings	1.1
JPMorgan Chase	1.0
Visa	0.9
Bank of America	0.9
Samsung Electronics	0.8
NVIDIA	0.8
MasterCard	0.8
UnitedHealth Group	0.7
Adobe	0.7
Johnson & Johnson	0.7
Walt Disney	0.7
Alibaba Group Holding	0.7
PayPal Holdings	0.6
Sony	0.6
ASML Holding	0.6
Procter & Gamble	0.6
Eli Lilly and Company	0.6
Union Pacific	0.6
Lam Research	0.6
Total	**28.4%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 1.8%		
Common Stocks 1.8%		
Afterpay (1)	377	33
Aristocrat Leisure	2,022	65
Australia & New Zealand Banking Group	2,456	52
BHP Group	2,713	99
CSL	303	65
Macquarie Group	1,005	118
Northern Star Resources	2,738	20
Rio Tinto	660	63
Total Australia (Cost $387)		**515**
AUSTRIA 0.1%		
Common Stocks 0.1%		
OMV	744	42
Total Austria (Cost $27)		**42**
BRAZIL 0.2%		
Common Stocks 0.2%		
Cia de Saneamento Basico do Estado de Sao Paulo	2,670	20
Equatorial Energia	5,600	28
Total Brazil (Cost $42)		**48**
CANADA 3.4%		
Common Stocks 3.4%		
Air Canada (1)	1,360	28
Brookfield Asset Management, Class A	1,783	91
Brookfield Asset Management Reinsurance Partners, Class A (1)	12	1
Brookfield Renewable, Class A	400	17
Canadian Pacific Railway	840	65
Canadian Tire, Class A	210	33
CGI (1)	453	41
Constellation Software	59	89
Franco-Nevada (USD)	234	34
Kirkland Lake Gold	400	15
Magna International	1,413	131
National Bank of Canada	1,300	97
Northland Power	1,200	41
Royal Bank of Canada	740	75

Shopify, Class A (1)	53	77
Toromont Industries	400	35
WSP Global	823	96
Total Canada (Cost $683)		**966**

CHINA 5.2%

Common Stocks 4.6%

Alibaba Group Holding, ADR (USD) (1)	824	187
A-Living Smart City Services (HKD)	6,000	30
BeiGene, ADR (USD) (1)	80	27
China Mengniu Dairy (HKD)	11,000	66
China Merchants Bank, Class H (HKD)	15,000	128
China Resources Gas Group (HKD)	12,000	72
Guangdong Investment (HKD)	18,000	26
Huazhu Group, ADR (USD) (1)	600	32
Kuaishou Technology (HKD) (1)(2)	400	10
Li Ning (HKD)	8,000	98
Pinduoduo, ADR (USD) (1)	237	30
Ping An Insurance Group, Class H (HKD)	6,500	64
Shandong Weigao Group Medical Polymer, H Shares (HKD)	28,000	65
Shenzhou International Group Holdings (HKD)	1,600	40
Tencent Holdings (HKD)	4,100	309
Wuxi Biologics Cayman (HKD) (1)	1,500	27
Zai Lab, ADR (USD) (1)	170	30
Zhongsheng Group Holdings (HKD)	7,000	58
		1,299

Common Stocks - China A Shares 0.6%

Gree Electric Appliances of Zhuhai, A Shares (CNH)	5,800	47
Huayu Automotive Systems, A Shares (CNH)	9,400	38
LONGi Green Energy Technology, A Shares (CNH)	4,200	58
Muyuan Foods, A Shares (CNH)	3,976	37
		180
Total China (Cost $981)		**1,479**

DENMARK 0.7%

Common Stocks 0.7%

DSV Panalpina	238	56
Genmab (1)	96	39
Orsted	294	41
Royal Unibrew A	262	34

Topdanmark	540	28
Total Denmark (Cost $185)		**198**

FINLAND 0.4%

Common Stocks 0.4%		
Neste	1,772	109
Total Finland (Cost $52)		**109**

FRANCE 3.0%

Common Stocks 3.0%		
Airbus (1)	451	58
BNP Paribas	1,130	71
Cie Generale des Etablissements Michelin	445	71
Eurofins Scientific	440	50
Faurecia	380	19
L'Oreal	188	84
LVMH Moet Hennessy Louis Vuitton	202	159
Safran	453	63
Schneider Electric	691	109
Teleperformance	140	57
TotalEnergies	2,310	104
Total France (Cost $608)		**845**

GERMANY 1.5%

Common Stocks 1.1%		
adidas	181	68
Allianz	300	75
Deutsche Post	879	60
Hannover Rueck	297	50
Munich Re	135	37
RWE	728	26
		316
Preferred Stocks 0.4%		
Sartorius	50	26
Volkswagen	380	95
		121
Total Germany (Cost $358)		**437**

ISRAEL 0.2%		
Common Stocks 0.2%		
Mizrahi Tefahot Bank (1)	1,916	59
Total Israel (Cost $49)		59
ITALY 0.3%		
Common Stocks 0.3%		
Enel	9,233	86
Total Italy (Cost $65)		86
JAPAN 5.7%		
Common Stocks 5.7%		
Asahi Group Holdings (2)	1,200	56
Bandai Namco Holdings	1,100	76
CyberAgent	2,600	56
Daikin Industries	300	56
Fujitsu	600	112
GMO Payment Gateway	400	52
Hitachi	1,300	75
Hoya	900	119
ITOCHU	4,500	130
MINEBEA MITSUMI	2,500	66
Nabtesco (2)	1,400	53
Nexon (2)	1,700	38
Nippon Telegraph & Telephone	3,800	99
NOF	1,000	52
Nomura Research Institute	1,700	56
Recruit Holdings	1,500	74
SoftBank Group	900	63
Sony Group	1,800	175
Suzuki Motor	1,000	42
TIS	1,300	33
Tokyo Century	800	43
Tokyo Electron	200	86
Welcia Holdings	500	16
Total Japan (Cost $1,135)		**1,628**

NETHERLANDS 2.3%

Common Stocks 2.3%		
Adyen (1)	16	39
Argenx, ADR (USD) (1)	109	33
ASML Holding (USD)	248	171
ING Groep	4,123	55
Koninklijke Ahold Delhaize	2,310	69
Koninklijke DSM	649	121
Koninklijke Philips	1,001	50
Wolters Kluwer	1,039	104
Total Netherlands (Cost $423)		**642**

NEW ZEALAND 0.4%

Common Stocks 0.4%		
Spark New Zealand	29,699	100
Total New Zealand (Cost $81)		**100**

NORWAY 0.9%

Common Stocks 0.9%		
Aker BP	1,841	58
DNB	3,210	70
Equinor	3,955	84
Salmar	844	56
Total Norway (Cost $244)		**268**

RUSSIA 0.2%

Common Stocks 0.2%		
Sberbank of Russia, ADR (USD)	3,124	52
Total Russia (Cost $32)		**52**

SINGAPORE 0.1%

Common Stocks 0.1%		
Mapletree Logistics Trust	14,300	22
Sea, ADR (USD) (1)	66	18
Total Singapore (Cost $35)		**40**

SOUTH KOREA 1.1%		
Common Stocks 1.1%		
Coupang, Class A (USD) (1)(2)	572	24
LG Household & Health Care	25	39
Samsung Electronics	3,321	238
Total South Korea (Cost $136)		**301**
SPAIN 0.3%		
Common Stocks 0.3%		
Amadeus IT Group, A Shares (1)	312	22
Iberdrola	5,318	65
Total Spain (Cost $75)		**87**
SWEDEN 2.4%		
Common Stocks 2.4%		
Atlas Copco, B Shares	1,205	64
Boliden	2,185	84
Castellum	2,094	53
Epiroc, Class B	2,255	44
Evolution Gaming Group	305	48
Investor, B Shares	3,828	88
Kindred Group, SDR	2,808	44
Lundin Energy	2,323	82
Swedbank, A Shares	3,797	71
Swedish Match	11,446	98
Total Sweden (Cost $532)		**676**
SWITZERLAND 2.6%		
Common Stocks 2.6%		
Lonza Group	139	99
Nestle	1,207	151
Novartis	1,001	91
Partners Group Holding	37	56
Roche Holding	385	145
Sika	338	111
Swiss Life Holding	153	74
Total Switzerland (Cost $468)		**727**

TAIWAN 2.0%		
Common Stocks 2.0%		
Accton Technology	4,000	47
Chailease Holding	18,827	137
Taiwan Semiconductor Manufacturing	18,000	388
Total Taiwan (Cost $225)		**572**
UNITED KINGDOM 2.7%		
Common Stocks 2.7%		
Ashtead Group	1,922	143
Compass Group (1)	2,395	50
Croda International	532	54
Diageo	1,943	93
Experian	743	29
Ferguson	277	39
InterContinental Hotels Group (1)	604	40
London Stock Exchange Group	275	30
Mondi	1,681	44
Royal Dutch Shell, Class B	1,844	36
Segro	5,467	83
Unilever	1,776	104
Whitbread (1)	666	29
Total United Kingdom (Cost $551)		**774**
UNITED STATES 59.2%		
Common Stocks 59.2%		
Abbott Laboratories	1,260	146
AbbVie	1,120	126
Accenture, Class A	387	114
Activision Blizzard	378	36
Adobe (1)	343	201
Advanced Micro Devices (1)	691	65
Alexandria Real Estate Equities, REIT	300	55
Allstate	540	70
Alphabet, Class A (1)	274	669
Amazon.com (1)	199	685
Ameren	1,146	92
American Express	376	62
American Tower, REIT	245	66
American Water Works	379	58

Amgen	367	89
Anthem	178	68
Aon, Class A	102	24
Apple	7,034	963
Applied Materials	640	91
Arch Capital Group (1)	1,250	49
Atlassian, Class A (1)	100	26
AutoZone (1)	43	64
AvalonBay Communities, REIT	151	32
Avantor (1)	2,243	80
Bank of America	5,925	244
Baxter International	591	48
Best Buy	240	28
Biogen (1)	73	25
BlackRock	117	102
Boeing (1)	251	60
Booking Holdings (1)	25	55
Booz Allen Hamilton Holding	642	55
Broadcom	238	114
Camden Property Trust, REIT	550	73
Carrier Global	1,675	81
CDW	180	31
Celanese	596	90
CF Industries Holdings	600	31
Charles Schwab	850	62
Charter Communications, Class A (1)	80	58
Chevron	752	79
Chubb	222	35
Church & Dwight	911	78
Cintas	108	41
Cisco Systems	2,013	107
Citizens Financial Group	600	28
Clorox	169	30
Comcast, Class A	1,842	105
ConocoPhillips	1,201	73
Crowdstrike Holdings, Class A (1)	80	20
Crown Castle International, REIT	202	39
Crown Holdings	588	60
Cummins	280	68
Danaher	569	153
Darden Restaurants	530	77
Darling Ingredients (1)	640	43
DaVita (1)	447	54
Dell Technologies, Class C (1)	420	42
Devon Energy	3,300	96
Discover Financial Services	510	60

Dollar General	321	70
eBay	500	35
Elanco Animal Health (1)	1,850	64
Electronic Arts	135	19
Eli Lilly	720	165
EPAM Systems (1)	60	31
Equity LifeStyle Properties, REIT	980	73
Estee Lauder, Class A	377	120
Etsy (1)	160	33
Exact Sciences (1)	260	32
Facebook, Class A (1)	1,150	400
Fidelity National Information Services	310	44
Fifth Third Bancorp	800	31
FirstService (CAD)	334	57
Fiserv (1)	562	60
FleetCor Technologies (1)	96	25
Fortinet (1)	360	86
Fortune Brands Home & Security	564	56
Global Payments	239	45
Globe Life	335	32
Goldman Sachs Group	190	72
Hologic (1)	833	56
Home Depot	506	161
Honeywell International	451	99
Horizon Therapeutics (1)	480	45
Illinois Tool Works	129	29
Incyte (1)	160	13
Intercontinental Exchange	352	42
International Flavors & Fragrances	280	42
Intuit	239	117
Intuitive Surgical (1)	99	91
IQVIA Holdings (1)	282	68
Johnson & Johnson	1,213	200
JPMorgan Chase	1,883	293
Keurig Dr Pepper	1,689	60
Kimberly-Clark	426	57
Kinder Morgan	1,800	33
L3Harris Technologies	117	25
Lam Research	248	161
Leidos Holdings	241	24
Lennar, Class A	289	29
Linde (EUR)	393	114
Live Nation Entertainment (1)	800	70
LKQ (1)	457	23
Lockheed Martin	108	41
Lowe's	365	71

MarketAxess Holdings	183	85
Marriott International, Class A (1)	624	85
Marsh & McLennan	561	79
Mastercard, Class A	592	216
McCormick	600	53
McDonald's	417	96
Merck	1,139	89
Micron Technology (1)	367	31
Microsoft	3,591	973
Molina Healthcare (1)	199	50
Mondelez International, Class A	1,851	116
MongoDB (1)	50	18
Morgan Stanley	880	81
MSCI	253	135
NextEra Energy	1,939	142
NVIDIA	283	226
NVR (1)	10	50
Old Dominion Freight Line	238	60
ONEOK	900	50
Organon (1)	113	3
Otis Worldwide	347	28
Packaging Corp. of America	575	78
Parker-Hannifin	150	46
PayPal Holdings (1)	613	179
PepsiCo	794	118
Pfizer	2,113	83
Pinterest, Class A (1)	490	39
PNC Financial Services Group	180	34
Procter & Gamble	1,241	167
Progressive	863	85
Prologis, REIT	771	92
Prudential Financial	300	31
PTC (1)	400	57
Reliance Steel & Aluminum	420	63
Republic Services	522	57
ResMed	400	99
Robert Half International	360	32
Roper Technologies	66	31
Ross Stores	723	90
S&P Global	318	131
SBA Communications, REIT	264	84
Seagen (1)	238	38
ServiceNow (1)	110	60
Sherwin-Williams	346	94
Signature Bank	270	66
Snap, Class A (1)	500	34

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Quantitative Management Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The QM Global Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital. The fund has three classes of shares: the QM Global Equity Fund (Investor Class), the QM Global Equity Fund–Advisor Class (Advisor Class) and the QM Global Equity Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2021, the value of loaned securities was $164,000; the value of cash collateral and related investments was $174,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,941,000 and $3,038,000, respectively, for the six months ended June 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2020, the fund had $608,000 of available capital loss carryforwards.

At June 30, 2021, the cost of investments for federal income tax purposes was $17,577,000. Net unrealized gain aggregated $10,932,000 at period-end, of which $11,148,000 related to appreciated investments and $216,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2021, the effective annual group fee rate was 0.28%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2021 as indicated in the table below. Including these amounts, expenses waived/paid by Price Associates in the amount of $470,000 remain subject to repayment by the fund at June 30, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2021, expenses incurred pursuant to these service agreements were $35,000 for Price Associates and $7,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of June 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 950,000 shares of the Investor Class, representing 63% of the Investor Class's net assets and 25,000 shares of the Advisor Class, representing 100% of the Advisor Class’s net assets and 25,000 shares of the I Class, representing 42% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2021, this reimbursement amounted to less than $1,000.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, and four-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Expense Universe, and Advisor Class Expense Group), and the fund’s total expenses ranked in first and second quintiles (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Quantitative Management Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021